Exhibit 10.16
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT ("Agreement"),
made as of, June 28, 2023, effective
on
July
3,
2023,
between
CORONADO
GLOBAL
RESOURCES
INC.
(the
"Company"),
a
Delaware corporation and
Jeffrey Bitzer ("Employee"), presently
residing in or near
Johnson City,
TN.
WITNESSETH:
WHEREAS,
the
Company
wishes
to
offer
employment
to
the
Employee
and
to
protect
against Employee's competing against
the Company,
and Employee desires to
be employed by
the Company and to provide assurances of confidentiality as
set forth in this Agreement,
NOW,
THEREFORE, intending to be
legally bound hereby,
the Company hereby
agrees
to employ
Employee, and
Employee hereby
agrees to
be employed
by the
Company,
upon the
following terms and conditions:
1.
Duties and Responsibilities.
Employee shall hold
the position of
Chief Operating Officer
and shall render
such services
and perform such duties commensurate with his
position as may be reasonably assigned to
him
from
time
to
time
by the
Company.
Excluding any
periods
of
vacation
and sick
leave
to
which
Employee
is entitled,
Employee
agrees to
devote reasonable
attention and
time during
normal
business
hours
to
the
business
and
affairs
of
the
Company
and,
to
the
extent
necessary
to
discharge the
responsibilities assigned
to
Employee hereunder,
to
use Employee's
reasonable
best efforts to perform faithfully and efficiently such responsibilities.
2. Compensation.
(a)
Employee's base salary
effective as
of the effective
date set forth
above shall be
US$625,000 per
year,
which shall
be reviewed
from time
to time
and may
be increased
by the
Company in the
best interests of the
Company and in
accordance with Employee's then
current
responsibilities, paid in accordance
with the Company's regular
payroll practices and on regularly
scheduled
payroll
dates.
In
addition,
Employee
shall
be
entitled
to
participate
in
all
short
term
incentive, long term incentive, welfare, savings and retirement and other employee benefit plans,
practices, policies, and
programs applicable
generally to other
executive officers of
the Company.
(b)
The Company shall
reimburse the Employee
for all reasonable
business expenses
paid by the
Employee in the
performance of his
duties or as
otherwise may be
approved by the
Company. Expenses shall be reimbursed within a reasonable period of time (not to exceed four
(4) weeks) following the submission of appropriate proof of any such expenditures.
3.
Term;
Termination of Employment.
(a)
Subject
to the
terms
and provisions
of
this Agreement,
Employee's employment
hereunder shall
commence as
of July
3, 2023
and shall
continue until
December 31,
2023 (the
"Expiration Date").
Notwithstanding the
forgoing to
the
contrary,
each year
the
Expiration Date
shall be
automatically extended
to December
31 of
the following
year unless
either party
gives

written notice
to the
other party,
on or
before September
30 of
the year
in which
the Expiration
Date is scheduled to occur, of its intention not to extend the Expiration Date.
(b)
The employment of Employee
hereunder may be terminated
by the Company with
or without
Cause (as
defined below)
or by
Employee with
or without
Good Reason
(as defined
below). Employee's employment shall
terminate automatically if Employee
dies. If the
Company
determines in good faith
that the Disability (as
defined below) of Employee
has occurred, it may
give
to
Employee
written
notice
of
its
intention
to
terminate
Employee's
employment.
In
such
event, Employee's employment with the Company shall terminate effective on the 30th day after
receipt of
such notice
by Employee,
provided that,
within the
30 days
after such
receipt, Employee
shall not have
returned to full-time
performance of
Employee's duties. Nothing
in this section
shall
be construed
to waive
the Employee's
rights, if
any, under existing
law including,
without limitation,
the Americans with Disabilities Act.
(c)
"Cause"
shall
mean
by
reason
of
Employee's:
(i)
conviction
of,
or
plea
of
nolo
conlendere to, any felony or to any crime or offense causing substantial harm to the Company or its affiliates or involving acts
of theft, fraud, embezzlement,
moral turpitude, or similar
conduct, (ii)
repeated intoxication by alcohol or drugs during the
performance of such Employee's duties in a
manner
that
materially
and
adversely
affects
the
Employee's
performance
of
such
duties,
(iii)
malfeasance, in the conduct of
such Employee's duties, that consists of
(I) willful and intentional
misuse or diversion of funds of the Company or
its affiliates, (2) embezzlement, or (3) fraudulent
or willful and
material misrepresentations or
concealments on any
written reports submitted
to the
Company or its Affiliates, or (iv) material failure to perform the duties of Employee's employment
or material
failure to
follow or comply
with the
reasonable and
lawful written
directives of
the board
of
directors
or
the
board
of
managers
or
other
governing
body
a
subsidiary
or
affiliate
of
the
Company
by
which
such
Employee
is
employed,
in
either case
after
the
Employee
shall
have
been informed, in writing,
of such material failure and
given a period of
not more than thirty
(30)
days to fully remedy same.
(d)
"Disability" shall mean Employee's
incapacity due to
physical or mental
illness that
(i)
shall
have
prevented
Employee
from
performing
his
duties
for
the
Company
or
any
of
its
subsidiaries or affiliates on
a full-time basis
for more than 180
days or (ii) (I)
the board of directors
determines, in
good faith,
is likely
to prevent
Employee from
performing such
duties for
such a
180-day period and
(2) 30 days
has elapsed since
delivery to Employee
of the determination
of
the board and Employee has not resumed such performance of duties.
"Good Reason" shall
mean, without Employee's
express written consent,
the occurrence of
any
one
or
more
of
the
following:
(i)
a
material
diminution
of
Employee's
authorities,
duties,
responsibilities, and status (including offices,
titles, and reporting requirements) as
an employee
of
the
Company
or
any
successor
thereof
(any
such
diminution
occurring
as
a
result
of
the
Company's ceasing to be
a publicly traded entity
(or its merger into,
or acquisition of
the business
of the Company or of a
substantial portion of its assets
by, another publicly traded entity) shall be
deemed
material
for
purposes
of
the
foregoing);
(ii)
the
Company's
requiring
Employee
to
be
based
at
a
location
in
excess
of
thirty-five
miles
from
the
location
of
Employee's
principal
job
location or office immediately prior to such
change; (iii) a reduction in Employee's base salary or
any material
reduction by
the Company
of Employee's
other compensation
or benefits;
(iv) the
failure of the Company to obtain
a satisfactory agreement from
any successor to the Company to
assume and agree
to perform the
Company's obligations
under this Agreement;
(v) any purported
termination
by
the
Company
of
Employee's
employment
that
(1)
is
not
effected
pursuant
to
a
notice of
termination indicating
the specific
termination provision
in this
Agreement relied
upon,
and
(2)
shall
set
forth
in
reasonable
detail
the
facts
and
circumstances
claimed
to
provide
a
reasonable good faith
basis for termination
of Employee's employment;
and (vi) a
material breach
of
this
Agreement
by
the
Company.
Employee must
deliver
the
Company written
notice
of
his

resignation for
Good Reason
no later
than 30
days after
the occurrence
of any
such event
in order
for Employee's resignation with Good
Reason to be effective hereunder, such resignation will not
be effective
until the 30th
day following receipt of
such written notice
by the Company
and such
resignation
shall
not
be
deemed
to
be
for
"Good
Reason"
hereunder
unless
the
circumstance
giving rise to Employee's "Good Reason" remains uncured at the end of such 30-day period.
4. Compensation Upon Termination of Employment.
(a)
Termination by the Company
for Cause
or Resignation
by Employee
Without Good
Reason.
If
Employee's
employment
is
terminated
by
the
Company
for
Cause
or
by
Employee
without Good Reason, the Company shall provide the following (referred to in this Agreement as the "Accrued
Obligations") to
the Employee
(i) Employee's
base salary, vacation,
unpaid business
expenses and
other cash
entitlements accrued
through the
date of
termination shall
be paid
to
Employee in a lump sum of cash on the first regularly scheduled payroll date that is at least ten (
10)
days
from
the
date
of
termination
to
the
extent
theretofore
unpaid,
(ii)
the
amount
of
any
compensation previously
deferred by Employee
shall be paid
to Employee in
accordance with the
terms
of
the
applicable
deferred
compensation
plan
to
the
extent
theretofore
unpaid
and
(iii)
amounts that are
vested benefits
or that Employee
is otherwise entitled
to receive
under any plan,
policy,
practice
or
program
of
or
any
other
contract
or
agreement
with
the
Company
at
or
subsequent to the
date of termination,
payable in accordance
with such plan,
policy,
practice or
program or contract
or agreement, and
the Company shall
have no other
severance obligations
with respect to Employee under this Agreement.
(b)
Termination
by the Company
Without Cause or
Resignation by the
Employee for
Good
Reason.
If
Employee's
employment
is
terminated
by
the
Company
without
Cause
or
if
Employee resigns for Good Reason, the Company
shall provide the following to Employee
(i) the
Accrued Obligations,
payable as
provided
in Section
4(a) hereof,
(ii) a
period of
twelve (12)
months
("Severance
Period")
base
salary
based
upon
the
salary
Employee
earned
at
the
time
of
his
termination, and (iii)
an amount equal
to the cost
to Employee for
the continuation of
any health
and
medical
benefits
during
the
Severance
Period.
Any
payments
due
hereunder
shall
be
conditioned
upon
Employee
having
provided,
within
sixty
(60)
days
of
his
termination
of
employment, an irrevocable
waiver and general
release of
claims in favor
of the Company
(and
its
respective
affiliates,
subsidiaries,
successors,
officers,
directors,
and
employees)
in
a
form
reasonably satisfactory to the Company.
(c)
Death
or
Disability.
If
Employee's
employment
is
terminated
by
reason
of
Employee's death or Disability, the Company shall provide the
Accrued Obligations to Employee,
or in
the event of
Employee's death, to
his estate or
beneficiaries, and the
Company shall have
no other severance obligations with respect to Employee under this Agreement.
(d)
Upon termination or
resignation in
accordance with
Section 4(b),
the Employee will
only be
entitled to
receive applicable
compensation payments
as set
out in
this Section
4(b), if
Employee signs a release of legal claims in a form mutually agreeable to the parties.
5. Confidential Information, etc.
(a)
Employee
recognizes
and
acknowledges
that:
(i)
in
the
course
of
Employee's
employment by
the Company
it will
be necessary
for Employee
to acquire
information which
could
include,
in
whole
or
in
part,
information
concerning
the
Company's
sales,
sales
volume,
sales
methods,
sales
proposals,
customers
and
prospective
customers,
identity
of
customers
and
prospective
customers,
identity
of
key
purchasing
personnel
in
the
employ
of
customers
and
prospective
customers,
amount
or
kind
of
customers'
purchases
from
the
Company,
the
Company's
sources
of
supply,
computer
programs,
system
documentation,
special
hardware,
product
hardware,
related
software
development,
manuals,
formulae,
processes,
methods,

machines,
compositions,
ideas,
improvements,
inventions
or
other
confidential
or
proprietary
information belonging to
the Company or
relating to the Company's
affairs (collectively referred
to
herein
as
the
"Confidential Information");
(ii)
the
Confidential
Information is
the
property
of
the
Company;
(iii)
the
use,
misappropriation
or
disclosure
of
the
Confidential
Information
would
constitute
a
breach
of
trust
and
could
cause
irreparable
injury
to
the
Company;
and
(iv)
it
is
essential to the protection of the Company's good
will and to the maintenance of the
Company's
competitive
position
that
the
Confidential
Information
be
kept
secret
and
that
Employee
not
disclose the Confidential Information to others or
use the Confidential Information to Employee's
own
advantage
or
the
advantage
of
others.
For
purposes
of
this
Agreement,
Confidential
Information
shall
not
include
information
known
by
Employee
before
his
employment
with
the
Company
or
information
that
becomes
publicly
available
through
some
means
other
than
disclosure by Employee in violation of this Agreement.
(b)
Employee further recognizes
and acknowledges that
it is
essential for the
proper
protection
of
the
business
of
the
Company
that
Employee
be
restrained
(i)
from
soliciting
or
inducing any
employee of
the
Company or
of
any subsidiary
of
the
Company (for
purposes
of
Sections
5,
6
and
7
herein
the
"Company"
shall
mean
to
include
any
subsidiaries
or
affiliates
thereof) to leave the
employ of the Company,
(ii) from hiring or
attempting to hire any Employee
of the Company, (iii) from soliciting the trade of or trading with the customers of the Company for any business purpose,
and (iv) from
competing against
the Company each
according to the
terms
of Section 6 following.
6. Confidentiality. Non-compete and Related Covenants.
(a)
Employee agrees
to hold
and safeguard
the Confidential
Information in
trust for
the
Company,
its
successors
and
assigns
and
agrees
that
he
shall
not,
without
the
prior
written
consent of the
Company,
disclose or make
available to anyone
for use outside
the Company at
any
time,
either
during
his
employment
by
the
Company
or
subsequent
to
the
termination
or
resignation
of
his
employment
by
the
Company,
for
any
reason,
any
of
the
Confidential
Information, whether
or not
developed by
Employee, except
as required
in
the
performance of
Employee's duties
to the
Company.
For the
avoidance of
doubt, this
provision shall not
prohibit
Employee
from
reporting
possible
violations
of
federal
law
or
regulation
to
any
governmental
agency
or
entity
or
from
making
other
disclosures
that
are
protected
under
the
whistleblower
provisions of
federal law
or regulation.
The Company's
approval shall not
be required,
nor shall
notice to the Company be required, in connection with such reports or disclosures.
(b)
Upon the
termination of
Employee's employment
by the
Company or
resignation
by the
Employee, for
any reason,
Employee shall
promptly deliver
to the
Company all
originals
and copies
of correspondence,
drawings, blueprints,
financial and
business records,
marketing
and
publicity
materials,
manuals,
letters,
notes,
notebooks,
laptops,
reports,
flow-charts,
programs,
proposals
and
any
documents
concerning
the
Company's
customers
or
concerning
products or
processes used
by the
Company and,
without limiting
the foregoing,
shall promptly
deliver
to
the
Company
any
and
all
other
documents
or
materials
containing
or
constituting
Confidential Information.
(c)
Subject to the
provisions of Section
6(f) following,
Employee agrees that
during his
employment by the Company he shall
not, directly or indirectly,
solicit the trade of, or
trade with,
any customer or
prospective customer of
the Company for
any business purpose
other than for
the
benefit
of
the
Company.
Upon
termination
of
Employee's
employment
by
the
Company,
including without limitation
termination by the
Company in a
termination for Cause or
otherwise,
or upon the
resignation of the Employee,
except in the
case of Good Reason,
Employee further
agrees that for a
period of one (1) year
after the cessation of employment hereunder,
Employee
shall not,
directly or
indirectly,
solicit the
trade
of, or
trade
with, any
customers, or
prospective

customers, of the
Company, or
solicit or induce, or
attempt to solicit or
induce, any employee of
the
Company
to
leave
the
Company
for
any
reason
whatsoever
or
hire
any
employee
of
the
Company.
(d)
Subject to the provisions of Section 6(f) following,
during the period of Employee's
employment
hereunder
and
upon
termination
of
Employee's
employment
by
the
Company,
including without limitation
termination by the
Company in a
termination for Cause or
otherwise,
or upon the
resignation of the
Employee except in
the case of
Good Reason, Employee
agrees
that for a period of
one (I) year after
the cessation of employment
hereunder, Employee shall not,
in any
Competitive Territory, engage, directly
or indirectly, whether
as principal
or as
agent, officer,
director,
employee, consultant,
shareholder or
otherwise, alone
or in
association with
any other
person, corporation or other entity, in
any Competing Business. For purposes of this Agreement,
(i) the term "Competing Business" shall mean the production or sales of metallurgical bituminous coal, and (ii) the
term "Competitive Territory"
shall mean the United States
of America, Australia
and
any
other
nation
in
which,
to
the
knowledge
of
Employee,
the
Company
has
made
or
considered making
such sales,
either itself
or through
a subsidiary, affiliate
or joint
venture partner,
during the last two years prior to the termination of Employee's employment hereunder.
(e)
Prior to accepting
employment during
the one year
non-compete period
referred to
in Section
6(d), Employee
shall notify
the Company
of such
employment opportunity
in reasonable
detail
in
order
for
the
Company
to
determine
if
the
position
Employee
is
seeking
violates
this
Agreement.
(f)
Notwithstanding
the
provisions
of
Sections
6(c)
or
6(d)
to
the
contrary,
the
Company, it is
sole and
absolute discretion,
may, by written
notice delivered
to Employee
promptly
after the termination of Employee's
employment by the Company or
the resignation of Employee,
elect to
waive and not
enforce the non-solicitation
and non-compete provisions
of Sections
6(c)
and 6 (d).
(g)
Unless the
Company has
provided notice
that it
has waived
and will
not enforce
both
the
non-solicitation
and
non-compete
provisions
of
Sections
6(c)
and
6(d)
as
provided
in
Section 6(f), during the
six month period beginning
on the first business
day following the last
day
of Employee's employment with
the Company, the Company shall pay
the Employee, in six
equal
monthly
payments
during
such
period
commencing
30
days
after
the
last
day
of
Employee's
employment
with
the
Company,
an
amount
equal
to
3
months'
worth
of
the
annual
salary
of
Employee as of the business day immediately preceding the last day of Employee's employment with the
Company.
Payments under
this section
shall be
in addition
to
any severance
or
other
payments
due
to
Employee
under
the
terms
of
this
Agreement.
During
such
six-month
period
(unless
the
waiver
contemplated
by
Section
6(f)
has
been
made),
and
in
consideration
of
the
payments contemplated by
this Section 6(g),
Employee agrees to
consult with the
Company as
requested by
the
Company provided
such consultation
shall not
require more
than twenty
(20)
hours of
consultation per week
and shall be
reasonably related to
the duties of
Employee while
employed.
Employee
shall
provide
such
consultation
by
phone,
e-mail
or
other
remote
communication or at
the location of
Employee's principal job
location or office
immediately prior
to the termination of his employment and shall not be required to otherwise travel.
7. Injunctive and other relief.
(a)
Employee represents that his
experience and capabilities
are such that Sections 5
and 6
hereof not
prevent him
from earning
his livelihood and
acknowledges that
it would
cause
the
Company
serious
and
irreparable
injury
and
cost
if
Employee
were
to
use
his
ability
and
knowledge in competition
with the Company
or to otherwise
breach the obligations contained
in
said paragraphs.

(b)
In the event
of a breach
by Employee
of the
terms of this
Agreement, the
Company
shall
be
entitled,
if
it
shall
so
elect,
to
institute
legal
proceedings
to
enforce
the
specific
performance of this Agreement
by Employee and
to enjoin Employee from
any further violation of
this Agreement and to exercise such remedies cumulatively or in conjunction with all other rights and remedies
provided by
law.
Employee acknowledges, however,
that the
remedies at
law for
any breach by him of the provisions of
this Agreement may be inadequate and
that the Company
shall be entitled to injunctive relief against him in the event of any breach.
(c) It is the intention of the parties that the provisions of Sections 5 and 6 hereof shall be enforceable to the fullest
extent permissible under applicable
law, but that the unenforceability
(or
modification
to
conform to
such
law)
of
any provision
or
provisions
hereof
shall
not
render
unenforceable,
or
impair,
the
remainder
thereof.
If
any
provision
or
provisions
hereof
shall
be
deemed
inval
id
or
unenforceable,
either
in
whole
or
in
part,
this
Agreement
shall
be
deemed
amended to delete or modify, as necessary,
the offending provision or provisions and to alter the
bounds thereof in order to render it valid and enforceable.
8. Governing Law.
This Agreement
shall be
governed by
and construed
in accordance
with the
laws of
the
State
of
West
Virginia
without
giving
effect
to
any
choice
or
conflict
of
law
provision
or
rule
(whether of the
State of West
Virginia or any
other jurisdiction) that
would cause the
application
of the laws of any jurisdiction other than the State of West Virginia.
9. Amendments, waivers, etc.
No amendment of
any provision
of this Agreement,
and no postponement
or waiver of
any
such provision or of
any default, misrepresentation,
or breach of
warranty or covenant
hereunder,
whether intentional or
not, shall be
valid unless such
amendment, postponement or
waiver is
in
writing
and
signed
by
or
on
behalf
of
the
Company
and
Employee.
No
such
amendment,
postponement or waiver
shall be deemed to
extend to any prior
or subsequent matter, whether or
not similar to the subject
matter of such amendment,
postponement or waiver. No failure or delay
on
the
part of
the
Company or
Employee
in
exercising any
right,
power or
privilege under
this
Agreement shall operate as
a waiver thereof nor
shall any single or
partial exercise of any
right,
power or privilege hereunder preclude
any other or further exercise
thereof or the exercise of any
other right, power or privilege.
10. Assignment.
The rights
and duties
of the
Company under this
Agreement may
be transferred
to, and
shall be binding upon, any person or company
which acquires or is a successor to
the Company,
its
business
or
a
significant
portion
of
the
assets
of
the
Company
by
merger,
purchase
or
otherwise, and the Company shall require
any such acquirer or successor by
agreement in form
and substance reasonably
satisfactory to Employee,
expressly to assume
and agree to
perform
this Agreement in the same manner and to
the same extent that the Company,
as the case may
be, would
be required
to perform
if no
such acquisition
or succession
had taken
place. Regardless
of
whether such
agreement is
executed, this
Agreement shall
be binding
upon any
acquirer or
successor
in
accordance
with
the
operation
of
law
and
such
acquirer
or
successor
shall
be
deemed the "Company",
as the case
may be, for
purposes of this
Agreement. The Employee
may
not transfer any
of his respective
rights and duties
hereunder except with
the written consent
of
the Compan y.
I. Interpretation. etc.
The
Company and
Employee have
participated jointly
in the
negotiation and
drafting of
this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall

be construed as
if drafted jointly
by the Company
and Employee and
no presumption or
burden
of proof shall
arise favoring or disfavoring the Company or Employee because of the authorship of
any
of
the
provisions
of
this
Agreement.
The
word
"including"
shall
mean
including
without
limitation. The rights and remedies expressly specified in this Agreement are cumulative and are not
exclusive
of
any
rights
or
remedies
which
either
party
would
otherwise
have.
The
Section
headings hereof are
for convenience only
and shall not affect
the meaning or interpretation
of this
Agreement. For purposes of
this Agreement, the term
"termination" when used in
the context of a
condition
to,
or
timing
of,
payment
hereunder
shall
be
interpreted
to
mean
a
"separation
from
service" as that term is used in Section 409A of the Code.
12. Integration; counterparts.
This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements
or representations by
or among the
parties, written or
oral, to
the extent
they relate
to the
subject matter
hereof. This
Agreement may
be executed
in one
or
more
counterparts,
each
of
which
shall
be
deemed
an
original
but
all
of
which
together
shall
constitute
one
and
the
same
instrument.
It
shall
not
be
necessary
in
making
proof
of
this
Agreement to produce or account for more than one such counterpart.
13.
Code Section 409A.
This Agreement is intended to comply with Section
409A of the Internal Revenue Code of
1986,
as
amended
(the
"Code"),
and
its
corresponding
regulations,
or
an
exemption,
and
payments may only be made under this Agreement upon an event and in a manner permitted by
Section
409A,
to
the
extent
applicable.
Any
payments
that
qualify
for
the
"short-term
deferral"
exception or another exception under Section
409A shall be paid under the applicable
exception.
Notwithstanding anything
in
this
Agreement to
the
contrary,
if
required by
Section
409A,
if
the
Employee is considered a
"specified employee" for purposes
of Section 409A and
if payment of
any
amounts
under
this
Agreement
is
required
to
be
delayed
for
a
period
of
six
months
after
separation
from
service
pursuant
to
Section
409A
(after
taking
into
account
all
applicable
exemptions), payment
of such
amounts shall
be delayed
as required
by Section
409A, and
the
accumulated amounts shall be paid in a
lump sum payment within ten (10)
days after the end of
the six-month period. If the
Employee dies during the postponement period
prior to the payment
of
benefits,
the
amounts
withheld
on
account
of
Section
409A
shall
be
paid
to
the
personal
representative of
the Employee's
estate within
sixty (60)
days after
the date
of the
Employee's
death. All
payments to
be made
upon a
termination of
employment under
this Agreement
may
only be
made upon
a "separation
from service"
under Section
409A. For
purposes of
Section 409A
of the Code,
the right to
a series of
installment payments under this
Agreement shall be
treated
as a right to a series of
separate payments. In no event may the Employee, directly or indirectly, designate the
calendar year
of a
payment. All
reimbursements and
in-kind benefits
provided under
the Agreement shall be made
or provided in accordance with the
requirements of Section 409A,
including, where applicable, the requirement that (i) any reimbursement is for expenses incurred
during the period of
time specified in this
Agreement or if no
such period is specified,
during the
Employee's
lifetime, (ii)
the
amount
of
expenses eligible
for
reimbursement, or
in kind
benefits
provided, during
a calendar
year may
not affect
the
expenses eligible
for reimbursement,
or in
kind
benefits
to
be
provided,
in
any
other
calendar
year,
(iii)
the
reimbursement
of
an
eligible
expense will be
made no later
than the last
day of the
calendar year following the
year in which
the expense
is incurred,
and (iv)
the right
to reimbursement
or in
kind benefits
is not
subject to
liquidation or exchange
for another benefit. Notwithstanding
any provision contained
herein, in no
event shall
the Company
be obligated
to reimburse
the Employee
for any additional
tax (or related
penalties and
interest) Employee
may incur
by reason
of application
of Section
409A. "Termination
of employment," "resignation"
or words of
similar import, as
used in this
Agreement shall mean,

with respect to any payments subject to Section 409A, the Employee's "separation from service"
as defined by Section 409A.
14. Notices
Any notice, consent, waiver
and other communications required or
permitted pursuant to
the provision
of this
Agreement must
be in
writing and
shall be
deemed to
have been
properly
given (a)
when delivered
by hand;
(b) when
sent by
email (with
acknowledgement of
complete
transmission), provided that a copy is also mailed by U.S. certified mail return receipt requested;
(c) five
(5) days
after sent
by certified
mail, return
receipt requested;
or (d)
three (3)
days after
deposit with
a nationally
recognized overnight
delivery service,
in each
case to
the appropriate
addresses and email addresses set forth below:
If to Employee:
Name
Address
If to the Company:
Coronado Global Resources Lvl 33 CPI, 345 Queen Street
Brisbane, 4000, Australia
15. indemnity.
Employer will, to the
maximum extent permitted
by Employer's bylaws
and applicable law,
indemnify
and
hold
Employee
harmless
for
any
acts
or
decisions
made
in
good
faith
while
performing services
for Employer;
provided however,
acts determined
by a
court of
competent
jurisdiction to be acts
of gross negligence or willful misconduct
will not be deemed to
be in good
faith.
Signature Page Follows

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.
CORONADO GLOBAL RESOURCES INC.
/s/ Kerry-Lee Doyle /s/ Douglas Thompson
Witness: By:
Kerry-Lee Doyle Douglas Thompson
Chief Executive Officer
/s/ Kerry-Lee Doyle /s/ Jeffrey Bitzer
Witness: By:
Kerry-Lee Doyle Jeffrey Bitzer